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                      SERVICER'S CERTIFICATE
          CHEVY CHASE AUTO RECEIVABLES TRUST 1995-2
         5.80 % AUTO RECEIVABLES BACKED CERTIFICATES

    Distribution Date:   March 17, 1997
    Collection Period:    February, 1997
    Record Date:          March 16, 1997

   Under the pooling and Servicing Agreement, dated as of December 1, Chevy Chase Bank, F.S.B. (as "Seller and "Servicer") and Norwest Bank Minnesota, National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Auto Receivables Trust 1995-2 (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1 Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

 A.  Information Regarding the Current Monthly Distribution.
     1.  Certificates
         (a)     The Aggregate amount of the
                 distribution to
                 Certificate holders on the
                 Distribution Date Set forth
                 above  .  .  .  .  .  . $ 6,956,902.22

         (b)     The amount of the distribution
                 set forth in paragraph (a)
                 above allocable to principal,
                 including any overdue
                 principal  .  .  .  .  .$ 6,248,734.85

         (c)     The amount of the distribution
                 set forth in paragraph (a) above
                 allocable to interest, including
                 any overdue interest  . $ 708,167.37



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         (d)   The Insured Payments, if any, with
                 respect of such Distribution
                 Date  .  .  .  .  .  .  $         0.00

         (e)     The Premium Amount with
                 respect of such Distribution
                 Date  .  .  .  .  .  .  $ 10,520.15

        (f)    The amount of the distribution
                 set forth in paragraph (a) above,
                 per Certificate in a principal
                 amount of $1,000.  .  . $   28.0992793

          (g)    The amount of the distribution
                 set forth in paragraph (b) above,
                 per Certificate in a principal
                 amount of $1,000.  .  . $   25.2389556

          (h)    The amount of the distribution
                 set forth in paragraph (c) above,
                 per Certificate in a principal
                 amount of $1,000.  .  . $    2.8603238
                 The amount of the distribution

          (i)    set forth in paragraph (d) above,
                 per Certificate in a principal
                 amount of $1,000.  .  . $    0.0000000

          (j)    The Certificate Principal Balance
                 as of such Distribution Date (after
                 giving effect to any distribution on
                 such Distribution Date) $140,268,652.25

          (k)    The balance of the Reserve Account,
                 after effect to distributions
                 and deposits and the change in
                 balances from that of the prior
                 Distribution Date  .  . $ 6,868,551.66






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          (l)    The balance of the Yield
                 Maintenance Account , after
                 giving effest to distributions
                 from the prior Distribution
                 Date  .  .  .  .   .  . $   88,876.11

 B.  Information Regarding the Performance of the Trust.
     1.  Net Losses, Delinquencies and Pool Balance.
         (a)    The aggregate net losses on the
                Receivables for the related Collection
                Period.  .  .  .  .  .  $   221,899.76

         (b)    The aggregate principal balance of all
                Receivables which were delinquent 30
                days or more as of the last day of the
                related Collection Period.$5,690,704.06

          (c)    The Pool Balance as of the end of the
                related Collection Perio$141,185,670.25

         (d)    The Certificate Factor as of the end
                of the related Collectio$    0.5665522



                      CHEVY CHASE BANK, F.S.B.
                        Servicer
                         Mark A. Holles
                      _______________________
                         Mark A. Holles
                         Vice President